UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 19, 2006


                   INTERCHANGE FINANCIAL SERVICES CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


           New Jersey               1-10518                  22-2553159
           ----------               -------                  ----------
   (State or other jurisdiction   (Commission               (IRS Employer
          of incorporation)       File Number)           Identification No.)


           Park 80 West/Plaza Two, Saddlebrook, NJ             07663
           ---------------------------------------             -----
           (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (201) 703-2265


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.   Regulation FD Disclosure

On July 19, 2006, Interchange Financial Services Corporation issued a press release announcing the declaration of a quarterly cash dividend. A copy of that release is furnished as Exhibit 99.1 to this Report.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.   Exhibits

         (d) Exhibits.

             99.1 Press Release dated July 19, 2006 of the Registrant.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 19, 2006             Interchange Financial Services Corporation


                                 By: /s/ Charles T. Field
                                     ----------------------
                                 Name: Charles T. Field
                                 Title: SVP & Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION
--------------     -----------

99.1               Press Release dated July 19, 2006, of the Registrant.